B    PRAXAIR, INC.                      CHANGE NOTICE - 01
U    PO BOX 44
Y    TONAWANDA, N.Y. 14151-0044         PURCHASE ORDER: 81581763P-01
E    MAIL INVOICE IN DUPLICATE TO:      THE ABOVE P.O. NUMBER, LINE ITEM NUMBER,
R    INVOICE AUDITING DEPT.             AND RELEASE NUMBER IF APPLICABLE MUST
     PRAXAIR INC.                       APPEAR ON ALL CORRESPONDENCE, SHIPPING
     PO BOX 808,                        PAPERS, AND PACKAGES.
     TONAWANDA, N.Y. 14151-0808         TELEPHONE: (716) 879-2000
                                        DATE 09/19/95
                                        N/A 2269                      456090895

S NOT APPLICABLE S IDS TECHNICAL SERVICES H T ON THIS ORDER E 600 CENTURY PLAZA DR. I O L SUITE 140 P L HOUSTON TX 77073-6016 E R BUYER HEREBY ORDERS UPON THE TERMSHEREIN CONTAINED, INCLUDING HTE ADDITIONAL TERMS ON THE REVERSE SIDE
HEREOF:
--------------------------------------------------------------------------------
SHIP BY        REQUISITIONED BY         ROUTING CODE
10/01/95       BAEHR                                   COMMODITY CODE:  3550
--------------------------------------------------------------------------------
PURCHASING AGENT    REFER QUESTIONS TO:      CONFIRMING TO:    TAX STATUS
J. NAFFKY           J. NAFFKY   879-7305(S)                    DIRECT PAY TX
--------------------------------------------------------------------------------
F.O.B. POINT   SHIP VIA   FREIGHT TERMS  PAYMENT TERMS           TEXAS SEE
N/A            N/A                       NET 45             SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------
ITEM  QUANTITY  U/M           DESCRIPTION         UNIT PRICE     EXTENDED AMOUNT
 NO.
--------------------------------------------------------------------------------
                          **ACKNOWLEDGEMENT REQUIRED**
                               CHANGE NOTICE - 01
                           EFFECTIVE DATE - 10/13/95

001                      THIS LINE IS CHANGED

          1    LT        LCRC H2 METER            65,000.00           65,000.00

               CHANGE ****    UNIT PRICE    ****
                FROM          34,000.00
                  TO          65,000.00
                         ACCT# PRO 080 2269 7500

002                      THIS LINE IS CHANGED

          1    LT        ARCO CHEM.H2 METER       90,000.00           90,000.00

               CHANGE ****    UNIT PRICE    ****
                FROM          40,000.00
                  TO          90,000.00
                         ACCT# PRO 080 2720 7500

003                      THIS LINE IS CHANGED

          1    LT        GEON N2 LETDOWN STATION  45,000.00           45,000.00

               CHANGE ****    UNIT PRICE    ****

                             (CONTINUED NEXT PAGE)
--------------------------------------------------------------------------------
     SPECIAL INSTRUCTIONS
TEXAS
DO NOT BILL TAXES. TEXAS DIRECT
PAY PERMIT NO. 3-01136-8104-0 TAXABLE
MATERIAL
---------------------------------------
TO SELLER                               PURCHASING AGENT

                               ADDITIONAL TERMS

QUALITY : Seller warrants that the goods will conform to description and specifications and will be free from all defects in material and workmanship and all defects due to design (other then Buyer's design). Buyer shall have the right to inspect and test any goods before acceptance if such inspection and test are made within a reasonable time or as provided in the specifications. Seller shall pay the cost of inspecting and testing of goods rejected and all transportation charges thereon. Upon request of Buyer, Seller, at its sole expense, shall repair, or replace f.o.b. Seller's plant, all or any part of any machinery or equipment covered by this order which proves to be defective in material or workmanship within one (1) year from the date it is either used or placed in operation.

QUANTITY : Goods shipped in excess of quantity designated in this order may be returned at Seller's expense.

TRANSPORTATION CHARGES : Except as otherwise mutually agreed to in writing, (a) where transportation charges are separately charged to Buyer by Seller, such charges shall in no event exceed the lowest legal freight charges via the carrier or routing specified herein, in effect on the date of shipment, and (b) where transportation charges are allowed to Buyer by Seller, such allowance shall not be low than the actual freight charges paid by Buyer or, where Buyer performs the transportation, such allowance shall be in an amount equal to the freight charges which would have been assessed for a like movement via common carrier.

DELIVERY : The goods shall be properly packaged for shipment. Each package shall be numbered and labeled with Buyer's order number, stock number, contents, and weight, and shall contain an itemized packing slip. No charges will be allowed for packing, crating, freight express or cartage unless specified on the face hereof. Time is of the essence hereof. If any goods are not delivered within the time specified in this order, or within a reasonable time if no time is specified, Buyer may either (I) refuse to accept such goods and terminate this order, or (II) cause Seller to ship the goods by the most expeditious means of transportation whereupon any additional transportation charges in excess of those which would apply for the usual means of transportation shall be for the account of Seller.

INVOICES Unless otherwise requested by Buyer, invoices shall (a) be rendered separately for each delivery; (b) cover not more than one order; (c) be rendered with order number noted thereon.

PATENTS Except as hereinafter limited, Seller shall protect and indemnify Buyer from and against claims, damages, judgments, expenses and loss arising from infringement or alleged infringement of any patent of the United States by any of the goods delivered hereunder, and Seller shall defend or settle at its own expense any suit or proceeding brought against Buyer for such infringement, provided that Seller is notified promptly in writing of the commencement of such suit or proceeding and is given authority, information and assistance by Buyer for the defense or settlement thereof, and provided further that Buyer shall not settle or compromise any such suit or proceeding without the prior written consent of Seller . Furthermore, in the event that Buyer should be enjoined in such suit or proceeding from using any of the goods delivered hereunder, Seller, at its option, shall promptly either (I) secure termination of the injunction and procure for Buyer the right to use such goods without any obligation or liability, III) replace said goods with no infringing goods or modify same to become non-infringing, all at Seller's expense and to Buyer's satisfaction, or
(iii) remove said goods at Seller's expense and refund to Buyer the amount paid to Seller therefor. The provisions of this paragraph, however, shall not apply to the use of any of the goods delivered hereunder in combination with other materials or in the practice of any process, or to infringement by reason of such use.

INSTALLATION AND WORK : In the event that any of the goods requires, in connection with the installation thereof or work thereon, the services of a supervisor, expert or other person connected with or employed by Seller, and Seller agrees to furnish the same, either with or without charge, such supervisor, expert or other person in performing such services shall not be deemed to be the agent or employee of Buyer, and Seller assumes full responsibility for his acts and omission and exclusive liability for any payroll taxes or contributions imposed by any Federal or State law dealing with any of the subjects covered by the Federal Social Security Act approved August 14, 1936, as amended.

INSURANCE : Prior to Seller's commencing any work under the QUALITY paragraph or other terms of this order on property owned or controlled by Buyer or by any other party on whose property the goods are installed, Seller shall, at its expense, procure and maintain Workmen's Compensation to @ extent required by law and Contractor's Bodily Injury Liability and Property Damage Liability insurance (including Contractual Liability covering the indemnity set forth in the next paragraph) in such amounts as are approved by Buyer. Prior to commencing any such work, Seller shall furnish to Buyer written certificates establishing that the above insurance has been procured and is being maintained, which certificates Shall provide that written notice of cancellation shall be given to Buyer at least fifteen 11 6) days prior to the effective date of such cancellation.

INDEMNITY; PHYSICAL DAMAGE RESPONSIBILITY : Seller shall indemnify and save harmless Buyer, any party on whose property the goods are installed, and their employees and agents, against all claims, liabilities, losses, damages and expenses, of any character whatsoever, for bodily injury, sickness and/or disease, including death at anytime resulting from any of the foregoing, sustained by any employee of Seller, or of a subcontractor of Seller, while in, on or about the property of Buyer or the site of installation of the goods, if or where such injury, sickness, disease arid/or death was in any way connected with any work under the QUALITY paragraph or other terms of this Order or with the performance of or failure to perform said work, unless such injury, sickness, disease and/or death was the result of the sole negligence of Buyer, the aforesaid party, or any of their employees or agents. Seller shall be responsible and liable for lose or destruction of, or damage to, all tools, equipment and other personal property of Seller, any subcontractor of Seller, or any of their employees or agents, unless such loss, destruction or damage was the result of the sole negligence of Buyer, the aforesaid party, or any of their employees or agents.

FORCE MAJEURE : Neither party hereto shall be liable to the other for default or delay in performing its obligations hereunder if caused by fire, strike, riot, war, act of God, delay of carriers, governmental order or regulation, complete or partial shutdown of plant by reason of inability to obtain sufficient raw materials or power, and/or any other similar or different occurrence beyond the reasonable control of the party so defaulting or delaying. The party whose performance is prevented by any such occurrence shall notify the other party thereof in writing as soon as is reasonably possible after the commencement of such occurrence, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the other party of the cessation of such occurrence. No payment shall be made by Buyer to Seller for any expenses incurred by Seller by reason of such default or delay.

DRAWINGS AND OTHER ITEMS : Unless otherwise expressly provided in this order, all drawings, blueprints, dies, patterns, tools, printing plates, and other items used in connection with the manufacture of the goods hereunder, which are prepared or constructed by Seller pursuant to the terms of this order, shall be the property of, Buyer, and upon completion of deliveries of the goods hereunder, or upon termination of this order, shall be delivered to Buyer.

FAIR LABOR STANDARDS ACT : Seller hereby agrees that the goods will be produced in compliance with the Fair Labor Standard Act, as amended, and agrees to so certify on its invoices.

COMPLIANCE WITH LAWS : Seller shall comply with and shall indemnify and hold harmless Buyer from and against all damages or penalties arising out of Seller's failure to comply, all laws, ordinances, and government rules, regulations and orders applicable to this order, including but not limited to, applicable Federal Acquisition Regulation Clauses relating to SELLER'S CERTIFICATION OF NONSEGREGATED FACILITIES FAR 62.222-21, EQUAL OPPORTUNITY FAR 62.222-26, AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS FAR 52.222-36, AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS FAR 62.222- 36, UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS FAR 62.219-8,-9, THE IMMIGRATION REFORM AND CONTROL ACT OF 1986 AND UTILIZATION OF LABOR SURPLUS AREA CONCERNS FAR 62.220-3,-4, which to the extent applicable are hereby incorporated into this order. The provisions of Executive Order 1 1 246, as amended by Executive Order 1 1 376 (Equal Employment Opportunity), 38 USC 421 2 (Vietnam Ere Veterans Adjustment Assistance Act), Section 603 of the Rehabilitation Act of 1973 (Handicapped Regulations), and the implementing regulations found at 41 CFR 60-1 & 2, 41 CFR 60-260, and 41 CFR 60-741, respectively, are hearby incorporated by reference.

ASSIGNMENT Any assignment of this order without the prior written consent of Buyer shall be void.

NON-WAIVER No waiver by either party of any breach of any of the terms of this order to be performed by the other party shall be construed as a waiver of any subsequent breach, whether of @ same or of any other term of this order.

REMEDIES : The rights and remedies of Buyer set forth in this order are not exclusive and are in addition to all other rights and remedies of Buyer.

GOVERNING LAW The validity, interpretation, and performance of this order shall be governed by the law of the State in which this order is issued by Buyer.

MISCELLANEOUS If this order constitutes an offer, Seller's acceptance of this order is hereby expressly limited to the terms of this order and shipment of any part of the goods covered hereunder shall be deemed to constitute such acceptance. If this order constitutes an acceptance of an offer, such acceptance is expressly made conditional on Seller's assent to the terms of this order, and shipment of any part of the goods covered hereunder shall be deemed to constitute such assent. This order constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and there are no oral understandings, representations or warranties affecting it. Neither course of performance nor course of dealing nor usage of trade shall be used to interpret, construe, qualify, explain or supplement any of the terms of this order. This order shall not be amended except in writing signed by @ parties hereto.

B    PRAXAIR, INC.                      CHANGE NOTICE - 01
U    PO BOX 44
Y    TONAWANDA, N.Y. 14151-0044         PURCHASE ORDER: 81581763P-01
E    MAIL INVOICE IN DUPLICATE TO:      THE ABOVE P.O. NUMBER, LINE ITEM NUMBER,
R    INVOICE AUDITING DEPT.             AND RELEASE NUMBER IF APPLICABLE MUST
     PRAXAIR INC.                       APPEAR ON ALL CORRESPONDENCE, SHIPPING
     PO BOX 808,                        PAPERS, AND PACKAGES.
     TONAWANDA, N.Y. 14151-0808         TELEPHONE: (716) 879-2000
                                        DATE 09/19/95
                                        N/A 2269                      456090895

S NOT APPLICABLE S IDS TECHNICAL SERVICES H T ON THIS ORDER E 600 CENTURY PLAZA DR. I O L SUITE 140 P L HOUSTON TX 77073-6016 E R BUYER HEREBY ORDERS UPON THE TERMSHEREIN CONTAINED, INCLUDING HTE ADDITIONAL TERMS ON THE REVERSE SIDE
HEREOF:
--------------------------------------------------------------------------------
SHIP BY        REQUISITIONED BY         ROUTING CODE
10/01/95       BAEHR                                   COMMODITY CODE:  3550
--------------------------------------------------------------------------------
PURCHASING AGENT    REFER QUESTIONS TO:      CONFIRMING TO:    TAX STATUS
J. NAFFKY           J. NAFFKY   879-7305(S)                    DIRECT PAY TX
--------------------------------------------------------------------------------
F.O.B. POINT   SHIP VIA   FREIGHT TERMS  PAYMENT TERMS           TEXAS SEE
N/A            N/A                       NET 45             SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------
ITEM  QUANTITY  U/M           DESCRIPTION         UNIT PRICE     EXTENDED AMOUNT
 NO.
--------------------------------------------------------------------------------
                FROM          30,000.00
                  TO          45,000.00

ALL INVOICES TO BE SUBMITTED TO: PRAXAIR INC.
                                 222 PENNBRIGHT DR. -STE.300
                                 HOUSTON, TX. 77090
                                 ATT: G.J. HAEHR

PRICES INDICATED HEREIN ARE ESTIMATES ONLY AND SHALL NOT BE EXCEEDED WITHOUT BUYER'S APPROVAL. SELLER'S 2/1/95 BILLING RATE SHEET ATTACHED HERETO SHALL APPLY. MATERIALS ARE INVOICED AT COST PLUS 15%.

                         ACCT# PRO 080 2720 7500

                         ** ACKNOWLEDGEMENT REQUIRED **

                                   NET CHANGE TO TOTAL                96,000.00
                                                                     ----------
                                                       TOTAL AMOUNT  200,000.00
--------------------------------------------------------------------------------
     SPECIAL INSTRUCTIONS
TEXAS
DO NOT BILL TAXES. TEXAS DIRECT
PAY PERMIT NO. 3-01136-8104-0 TAXABLE
MATERIAL
---------------------------------------
TO SELLER                               PURCHASING AGENT   SIGNATURE ILLEGIBLE